UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                              March 10, 2005


                      THE BANK OF NEW YORK COMPANY, INC.
                      ----------------------------------
            (exact name of registrant as specified in its charter)


                                   NEW YORK
                                   --------
                (State or other jurisdiction of incorporation)


                 001-06152                          13-2614959
                 ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)


        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


                                  212-495-1784
                                  ------------
                        (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance Sheet Arrangement of a Registrant.

On March 10, 2005, The Bank of New York Company, Inc. (the "Company") issued $600 million of floating rate extendible notes with an initial maturity of April 4, 2006 and a final maturity of March 10, 2015. On the tenth day of each month, commencing April 10, 2005 and ending February 10, 2014, investors may elect to extend the maturity of the notes for a period of thirteen months. The notes may be redeemed by the Company on any interest payment date occurring on or after the interest payment date occurring on March 10, 2010 at a redemption price equal to 100% of the principal amount of the notes to be redeemed plus any accrued and unpaid interest thereon. The interest rate on the notes is one month LIBOR minus 3 basis points for the first year and increases to LIBOR plus 2 basis points in the fifth year, where it remains until maturity.

Index to and Description of Exhibits

(C)  Exhibit          Description
     -------          -----------
        4             Second Supplemental Indenture, dated as of March 10, 2005
                      between the Company and Deutsche Bank Trust Company
                      Americas (f/k/a Bankers Trust Company), as Trustee, to the Indenture, dated as of July 18, 1991, as supplemented by the First Supplemental Indenture, dated as of May 1, 2003, between the Company.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 10, 2005

                                       THE BANK OF NEW YORK COMPANY, INC.
                                       (Registrant)


                                       By:  /s/ Alan R. Griffith
                                            --------------------
                                       Name:   Alan R. Griffith
                                       Title:  Vice Chairman